UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

November 15, 2013

U.S. CHINA MINING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28806	43-1932733

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Amberly Drive, Suite 250
Tampa, FL 33647

 (Address of principal executive offices, including zip code)

(813) 514-2873
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 15, 2013, the Board of Directors of U.S. China Mining Group, Inc (the “Company”). authorized a stock buy-back program to be administered by Hongwen Li, the Company’s Chief Executive Officer, and Xinyu Peng, the Company’s Chief Financial Officer. The Board of Directors authorized the purchase of up to 500,000 shares of the Company’s common stock until November 15, 2014, on the open market when conditions permit in accordance with the procedures and limitations set forth under SEC Rule 10b-18.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. China Mining Group, Inc.

Date: December 13, 2013	/s/ Hongwen Li
Hongwen Li Chief Executive Officer